UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Supplemental Indenture Governing the Company’s Additional 8 3/8% Senior Notes due 2018

On December 22, 2010, Standard Pacific Corp. (the “Company”) closed its previously announced private offering of an additional $275,000,000 of its 8 3/8% Senior Notes due 2018 (the “2018 Notes”). In connection with the issuance of the 2018 Notes, the Company entered into a Fifteenth Supplemental Indenture (the “Fifteenth Supplemental Indenture”), by and among the Company, the subsidiary guarantors party thereto (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”), which supplemented the indenture, dated as of April 1, 1999, between the Company and the Trustee (as amended and supplemented to date, the “Senior Indenture”), relating to the issuance by the Company of the 2018 Notes. The 2018 Notes will be general senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior basis. The 2018 Notes are part of a series of notes in the aggregate principal amount of $575 million of which $300 million was issued on May 3, 2010 (the “Existing 2018 Notes”). The Fifteenth Supplemental Indenture provides that the 2018 Notes will be treated as a single series with the Existing 2018 Notes. The Guarantors are all of the Company’s subsidiaries that have guaranteed the Existing 2018 Notes.

The 2018 Notes will bear interest at a rate of 8 3/8% per year, payable on May 15 and November 15 of each year, commencing on May 15, 2011. The 2018 Notes will mature on May 15, 2018, unless earlier repurchased. Holders of the 2018 Notes may require the Company to repurchase the 2018 Notes if the Company is involved in a “change of control triggering event”, which consists of the occurrence of both a defined change of control and ratings decrease event.

The foregoing description of the Fifteenth Supplemental Indenture is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Supplemental Indenture Governing the Company’s 8 3/8% Senior Notes due 2021

Additionally, on December 22, 2010, the Company closed its previously announced private offering of $300,000,000 of its 8 3/8% Senior Notes due 2021 (the “2021 Notes” and together with the 2018 Notes, the “Notes”). In connection with the issuance of the 2021 Notes, the Company entered into a Sixteenth Supplemental Indenture to the Senior Indenture (the “Sixteenth Supplemental Indenture”), by and among the Company, the Guarantors and the Trustee, relating to the issuance by the Company of the 2021 Notes. The 2021 Notes will be general unsecured senior obligations of the Company and will be guaranteed by the Guarantors on a senior basis. The Guarantors are all of the Company’s subsidiaries that have guaranteed the Existing 2018 Notes.

The 2021 Notes will bear interest at a rate of 8 3/8% per year, payable on January 15 and July 15 of each year, commencing on July 15, 2011. The 2021 Notes will mature on January 15, 2021, unless earlier repurchased. Holders of the 2021 Notes may require the Company to repurchase the 2021 Notes if the Company is involved in a “change of control triggering event”, which consists of the occurrence of both a defined change of control and ratings decrease event.

The foregoing description of the Sixteenth Supplemental Indenture is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.2, and is incorporated herein by reference.

Registration Rights Agreements

In addition, on December 22, 2010, in connection with the issuance of the Notes, the Company and the Guarantors entered into two registration rights agreements (each a “Registration Rights Agreement”) with the initial purchasers of the Notes, pursuant to which the Company and the Guarantors are obligated to effect a registered exchange of each series of Notes for registered securities having substantially identical terms to the applicable series of Notes or, in the alternative, register the offer and sale of each series of Notes under the Securities Act pursuant to a shelf registration statement, subject to the terms and conditions therein specified.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement relating to the 2018 Notes and the Registration Rights Agreement relating to the 2021 Notes, which are attached hereto as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference.

Supplemental Indenture Relating to the Company’s 9 1/4% Senior Subordinated Notes due 2012

Additionally, on December 22, 2010, the Company accepted for purchase all validly tendered notes in its previously announced cash tender offers for its 9 1/4% senior subordinated notes due April 15, 2012 (the “2012 Notes”), 6 1/4% senior notes due April 1, 2014 (the “2014 Notes”), and 7% senior notes due August 15, 2015 (the “2015 Notes,” and together with the 2012 Notes and 2014 Notes, the “Tendered Notes”) (the “Tender Offers”), and accepted all consents validly delivered in connection with the Company’s concurrent solicitation of consents from the holders of the Tendered Notes to certain amendments to the supplemental indentures governing the Tendered Notes (the “Consent Solicitations”), each pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement, dated November 23, 2010. As of the expiration time of 11:59 p.m., New York City time, on December 21, 2010, of the Tender Offers and Consent Solicitations (the “Expiration Time”), $350,754,000 aggregate principal amount of the Tendered Notes had been validly tendered.

In addition, as of the Expiration Time the Company had received consents from holders of $62,376,000 aggregate principal amount of the 2012 Notes, representing 88.47% of the outstanding 2012 Notes. On December 22, 2010, the Company, the Guarantors and the Trustee executed and delivered the Fifth Supplemental Indenture to its Senior Subordinated Indenture, dated April 10, 2002 (the “Fifth Supplemental Indenture”), amending the terms of the indenture, dated as of April 10, 2002, between the Company and the Trustee, as successor trustee (as supplemented and amended to date, the “2012 Indenture”). The Fifth Supplemental Indenture was entered into, as permitted by the 2012 Indenture, following receipt of the requisite consents from holders of greater than a majority in aggregate principal amount of the 2012 Notes.

The Fifth Supplemental Indenture effects certain proposed amendments to the 2012 Indenture that solely relate to the 2012 Notes by eliminating substantially all of the restrictive covenants, including covenants relating to the Company’s ability to incur additional indebtedness and liens contained therein, as well as the covenant obligating the Company to repurchase the 2012 Notes upon the occurrence of certain change of control events.

The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.5, and is incorporated herein by reference.

Supplemental Indenture Relating to the Company’s 6 1/4% Senior Notes due 2014 and 7% Senior Notes due 2015

As of the Expiration Time, the Company had received consents from holders of $145,651,000 aggregate principal amount of the 2014 Notes, representing 97.10% of the outstanding 2014 Notes and $149,311,000 aggregate principal amount of the 2015 Notes, representing 85.32% of the outstanding 2015 Notes. Also, on December 22, 2010, the Company, the Guarantors and the Trustee executed and delivered the Seventeenth Supplemental Indenture to the Senior Indenture (the “Seventeenth Supplemental Indenture”). The Seventeenth Supplemental Indenture was entered into, as permitted by the Senior Indenture, following receipt of the requisite consents from holders of greater than a majority in aggregate principal amount of the outstanding 2014 Notes and 2015 Notes, respectively.

The Seventeenth Supplemental Indenture effects certain proposed amendments to the Senior Indenture that solely relate to the 2014 Notes and the 2015 Notes by eliminating substantially all of the restrictive covenants, including covenants relating to the Company’s ability to incur additional indebtedness and liens contained therein, as well as the covenant obligating the Company to repurchase the 2014 Notes and 2015 Notes upon the occurrence of certain change of control events.

The foregoing description of the Seventeenth Supplemental Indenture is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.6, and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information set forth in Item 1.01 under “Supplemental Indenture Governing the Company’s Additional 8 3/8% Senior Notes due 2018” and “Supplemental Indenture Governing the Company’s 8 3/8% Senior Notes due 2021” above is incorporated by reference into this Item 2.03.

ITEM 3.03	MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 under “Supplemental Indenture Relating to the Company’s 9 1/4% Senior Subordinated Notes due 2012” and “Supplemental Indenture Relating to the Company’s 6 1/4% Senior Notes due 2014 and 7% Senior Notes due 2015” above is incorporated by reference into this Item 3.03.

ITEM 8.01	OTHER EVENTS.

The press release announcing the results of the Tender Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Fifteenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Sixteenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Registration Rights Agreement with respect to the Company’s 8 3/8% Senior Notes due 2018, dated as of December 22, 2010, among the Company, the subsidiary guarantors party thereto and the initial purchasers.

4.4	Registration Rights Agreement with respect to the Company’s 8 3/8% Senior Notes due 2021, dated as of December 22, 2010, among the Company, the subsidiary guarantors party thereto and the initial purchasers.

4.5	Fifth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6	Seventeenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press Release dated December 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010

STANDARD PACIFIC CORP.

By:	/s/ John M. Stephens
Name: John M. Stephens
Title: Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Fifteenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Sixteenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Registration Rights Agreement with respect to the Company’s 8 3/8% Senior Notes due 2018, dated as of December 22, 2010, among the Company, the subsidiary guarantors party thereto and the initial purchasers.

4.4	Registration Rights Agreement with respect to the Company’s 8 3/8% Senior Notes due 2021, dated as of December 22, 2010, among the Company, the subsidiary guarantors party thereto and the initial purchasers.

4.5	Fifth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6	Seventeenth Supplemental Indenture, dated as of December 22, 2010, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press Release dated December 22, 2010.